February 2025 Investor Presentation

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales, sales growth, profitability and Adjusted EBITDA margins; • Estimates of potential market size and demand for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development, including to innovate and diversify our product portfolio; • Investments in data; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Manner of local coverage determination (LCD) implementation; • Expectations regarding plans to reduce customer churn and enhancing customer relationships; • Expectations that HELIOGEN will be a meaningful contributor to our financial performance in 2025; • The stage of development of the placental-derived products market; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – February 2025 2

A Pioneer and Leader Focused on Helping Humans Heal Investor Presentation – February 2025 3 Over a decade of experience helping clinicians manage chronic and other hard-to-heal wounds Leading the industry with innovative products and robust supporting clinical data Poised to capitalize on favorable market trends to drive top line growth and profitability Our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life.

4Investor Presentation – February 2025 “Research has found placenta-derived grafts can reduce pain and inflammation, heal burns, prevent the formation of scar tissue and adhesions around surgical sites and even restore vision. They’re also gaining popularity as a treatment for the widespread issue of chronic wounds.” Her Face Was Unrecognizable After an Explosion. A Placenta Restored It. “…The five-year mortality rate for people with one type, a diabetic foot ulcer, is close to 30 percent. That rate rises above 50 percent for those who require amputation.” “…Tending to such wounds can be a matter of life and death for the millions of people with them, including 10.5 million Medicare beneficiaries as of 2022…” October 10, 2024 Increasing Awareness of Massive Potential for Placental Tissue

Addressing a Large and Unmet Need for Healing Solutions

MIMEDX

Favorable Demographic Trends

10+
million people

Population suffering from chronic, non-healing wounds in the U.S.[1], including diabetic foot ulcers (DFUs), venous leg ulcers (VLUs), pressure ulcers and more.

~16%
of Medicare beneficiaries

Population is impacted by chronic wounds—**and this proportion is increasing.**[1]

Increasing Clinical Evidence Expanding Potential For Products

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances Driving Improved Outcomes for Wound Patients

When applied following parameters for use, patients treated with **EPIFIX®** experienced reductions in **major amputations** and **hospital utilization**.[2]

Emerging Opportunities in Surgical Setting

MIMEDX products are available in all settings where patients receive care, **increasingly used in a variety of surgical settings**, representing incremental market opportunities.

1) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care (New Rochelle). 2023;12(12):657-670.
2) Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

Investor Presentation – February 2025 | 5

The Patient Journey in Wound Care 6Investor Presentation – February 2025 MIMEDX products are available in all settings where patients receive care… Private Office Home Health Mobile Health Nursing Facility Assisted Living Facility Wound Care Clinic Hospital Outpatient Hospital Inpatient …and other care settings …and are used on a range of chronic and other hard-to-heal wounds. Mohs surgery Burn/Trauma DFU VLU Limb Salvage Dehiscence Acute Wounds Chronic Wounds Complex/Dehisced Wounds

Expansive Donor Network & IP Power Our Product Offering 7Investor Presentation – February 2025 National Network of Birthing Center Partners Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Expectant Mothers Introduced to Donation Program Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX Donor Tissue Tested & Prepared for Manufacturing Proprietary Processing Backed by Broad Portfolio of Intellectual Property Proprietary Processing & Terminal Sterilization of Tissues Shelf-Stable, Packaged Product Available to Ship Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale

The Most Comprehensive End-to-End Product Ecosystem 8Investor Presentation – February 2025 The most studied portfolio of placental products with 50+ clinical & scientific publications and over 300 million payer covered lives. New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. A key partner to healthcare professionals with industry leading support services and customer-focused approach. Large, national placental donation network and proprietary tissue processing.

Commercial Scale, Leverage & Extensive Reach 9Investor Presentation – February 2025 Over 75 agencies with 200+ agents nationwide Robust corporate support network Over 200 direct sales professionals nationwide Extensive commercial coverage with over 300 million payer lives covered Experience selling more than 3 million allografts 3+ Growing presence in Japan

Highlights from Our Expanding Product Portfolio 10Investor Presentation – February 2025 Flagship Wound Allograft Growing Surgical Offering Expanding into Xenografts

Large Wound Care Business with Growing Surgical Footprint 11Investor Presentation – February 2025 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s 2024 Surgical Performance 2023 2024 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s 2024 Wound Performance 2023 2024 66% 34% 2024 Sales Mix by Product Type Wound Surgical +12% 2024 Surgical growth was 8% excluding AXIOFILL & Dental +2%

Building Library of Evidence for Surgical Applications

MIMEDX

Recent Publications Showcase Breadth of Potential Use Cases for MIMEDX Products in Surgery

Cranioplasty Procedures with AMNIOFIX®

Clinical Outcomes with Conventional Methods[1]

- Average dissection time ~**30 minutes**
- **Frequent fibrosis reported**
- Fibrosis has **increased complications**



Clinical Outcomes with AMNIOFIX[2]

- Average dissection time < **3 minutes**
- **Minimal dural fibrosis** in 86% of patients
- **No intraoperative complications**



Colorectal Anastomoses Procedures with AMNIOFIX

Anastomotic Leak Rate with & without AMNIOFIX[3]



Procedures with AMNIOFIX
1.03%
Conventional Closure
4%
p=0.0022
Leak / N
4 / 390
80 / 2,000



Neuro
Mohs
Orthopedic
Plastic
Transplant
Gastrointestinal
Urology
OB/GYN
Vascular
Foot & Ankle

EPIFIX® in Mohs Procedures

Peer-reviewed Retrospective Study[4]



8%
0%
10%
0%
10%
2%
15%
0%
29%
2%
Surgical Reintervention
Revisions
Infection
Poor Cosmesis
Experienced Complications
Autologous Flap / FTSG Group (n=143)
dHACM Group (n=143)

AMNIOEFFECT® in Bunion Correction Surgery

Case Study[5] – SAWC Fall 2023

The use of LHACM as a barrier membrane during Lapiplasty 3D Bunion Correction surgery is an effective strategy to improve surgical outcomes.



1) Lee B. MIMEDX interview with Bryan Lee, MD. October 4, 2023.
2) Endicott L, Ehresman J, Tettelbach W, Forsyth A, Lee B. Dehydrated human amnion/chorion membrane (DHACM) use in emergent craniectomies shows minimal dural adhesions. J Wound Care. 2023;32(10):634-640.
3) F. Raymond Ortega, MD, FACS; Dennis Choat, MD, FACS, FASCRS; Emery Minnard, MD; Jeffrey Cohen, MD. The American College of Surgeons Clinical Congress, Oct 22-26, 2017, San Diego, CA.
4) Toman J. Facial Plast Surg Aesthet Med. 2022;24(1):48-53.
5) Franklin Polun, DPM, DABFAS, FACFAS FACFAS; Jake Michaelson. Symposium on Advanced Wound Care Fall, Nov 2-5, 2023, Las Vegas, NV.

Investor Presentation – February 2025
12

Studies in Process Focused on Significant Surgical Opportunities

MIMEDX









EPIFIX Mohs HECON

Accepted for Publication

EPIFIX used in Mohs procedures associated with **avoidance of postoperative complications and ancillary procedures**, compared to patients treated with standard of care.

AMNIOFIX in GI Anastomosis

Manuscript Pending

Seeking to demonstrate **reduction in the rate of leaks** when using placental allografts.

AMNIOFIX in Liver Transplant

RCT Enrollment Underway

Evaluating utility of placental allografts to **help reduce biliary complications, improve healing and reduce fibrosis.**

AMNIOFIX in Breast Reduction

RCT Enrollment Underway

Wound breakdown rates are a common complication of large volume breast reductions and could benefit from utilizing placental tissue.

Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products

Investor Presentation – February 2025 | 13

Evolving Strategic Priorities Heading into 2025 Investor Presentation – February 2025 14 Innovate & Diversify Product Portfolio to Maximize Growth Develop & Deploy Programs to Expand Surgical Footprint Enhance Customer Intimacy Continue introducing new products for our served markets Accelerate OUS market expansion, with continued growth in Japan – where sales nearly tripled in 2024! Drive market adoption of HELIOGEN Leverage existing evidence for surgical applications Invest in additional research and data generation for surgical use Focused on unlocking sizable potential for our products in the surgical suite Expand utilization of MIMEDX Connect – over 1,000 customers using and counting! Develop and deploy tools aimed at improving customer relationships, our net promoter score and ultimately increase the lifetime value of each customer 1 2 3New for 2025 Capitalize on Opportunity with Pending LCDs In light of maturing reimbursement landscape for our industry – we believe no other company is as well positioned as MIMEDX based on the proposed LCDs

CMS Reimbursement Overhaul Still Expected in 2025 Investor Presentation – February 2025 15 February 12 implementation date pushed out to April 13 following new administration executive order Feedback from outside advisors & activity from new administration suggests further delays are highly unlikely CMS considering reimbursement methodology changes, for example, through modifications to the Physician Fee Schedule MIMEDX is well-prepared for implementations of LCDs and poised to gain share Explosive Medicare spend in the category driven primarily by waste, abuse and potentially fraud Dozens of new companies selling unproven products 275+ skin substitutes with Q-codes, and several added each quarter Prices reaching $3,000/cm2 on ASP list, fueling more than $1 billion in Medicare charges per month Today’s Medicare Post-LCD Effective

Financial Highlights 16Investor Presentation – February 2025 2024 Net Sales $349MM +9% year-over-year 2024 Adjusted Gross Margin 84% 2024 Adjusted EBITDA1 $77MM 22% of net sales 2024 GAAP Net Income $42MM Cash Balance $104MM +$22MM vs. Q4:23 2024 Free Cash Flow $65MM Strong & improving financial profile & balance sheet provides growth capital for the business $20MM $32MM $34MM $29MM $50MM $70MM $86MM Q2:23 Q3:23 Q4:23 Q1:24 Q2:24 Q3:24 Q4:24 Quarterly Net Cash Balance 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter and year ended December 31, 2024 for a reconciliation to the nearest GAAP measure.

Experienced, Skillful Leadership Team Executing Strategy 17Investor Presentation – February 2025 Joe Capper Chief Executive Officer Ricci Whitlow Chief Operating Officer Matt Notarianni Head of IR Kate Surdez Chief Human Resource Officer Butch Hulse Chief Administrative Officer & General Counsel John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Prior Roles Include: Doug Rice Chief Financial Officer Kim Moller Chief Commercial Officer Management Team with Track Record of Success in MedTech

Conclusion Investor Presentation – February 2025 18 1 2 3 4 Large & expanding addressable markets Maturing reimbursement & regulatory landscape 5 Competitive advantage with defensible IP and proprietary technology Strong & improving financial profile & balance sheet Experienced & skillful leadership team more than capable of executing strategy

Appendix 19

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. 20

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. 21

Adjusted Gross Profit & Adjusted Gross Profit Margin 22 Three Months Ended Twelve Months Ended Amounts (in millions) December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 GAAP gross profit $ 76.0 $ 73.0 $ 288.8 $ 266.8 Amortization of acquisition-related intangible assets 2.2 — 3.0 — Adjusted Gross Profit $ 78.2 $ 73.0 $ 291.8 $ 266.8 Adjusted Gross Profit Margin 84.2% 84.1% 84.2% 84.2%

Adjusted EBITDA - QTD 23 Amounts (in millions) for the three months ended December 31, 2024 December 31, 2023 Net income $ 7.4 $ 53.5 Depreciation expense 0.6 0.6 Amortization of intangible assets 2.4 0.2 Interest (income) expense, net (0.4) 1.6 Income tax provision 3.8 (40.3) Stock-based compensation expense 4.7 4.4 Investigation, restatement and related expense — 0.5 Disbanding of Regenerative Medicine — 0.8 Transaction-related expenses — — Strategic legal and regulatory expenses 1.1 — Impairment of intangible assets 0.1 — Adjusted EBITDA $ 19.8 $ 21.2 Adjusted EBITDA margin 21.3% 24.4%

Adjusted EBITDA - YTD 24 Amounts (in millions) for the twelve months ended December 31, 2024 December 31, 2023 Net income $ 42.4 $ 58.2 Depreciation expense 2.3 2.7 Amortization of intangible assets 3.8 0.8 Interest expense, net 1.0 6.5 Income tax provision 15.3 (39.8) Stock-based compensation expense 16.9 17.2 Investigation, restatement and related expense (8.7) 5.2 Disbanding of Regenerative Medicine (0.4) 6.4 Transaction-related expenses 0.6 — Strategic legal and regulatory expenses 2.8 — Reorganization expenses — 1.4 Impairment of intangible assets 0.4 — Adjusted EBITDA $ 76.4 $ 58.5 Adjusted EBITDA margin 21.9% 18.2%

Adjusted Net Income and Adjusted EPS - QTD 25 Amounts (in millions) for the three months ended December 31, 2024 December 31, 2023 Net income - GAAP $ 7.4 $ 53.5 Investigation, restatement and related expense — 0.5 Amortization of acquisition-related intangible assets 2.2 — Disbanding of Regenerative Medicine — 0.8 Impairment of intangible assets 0.1 — Transaction-related expenses — — Strategic legal and regulatory expenses 1.1 — Reorganization expenses — — Adjustment for income taxes1 0.1 (44.0) Adjusted net income $ 11.0 $ 10.8 Preferred stock dividends — (6.4) Adjusted net income available for common stockholders 11.0 4.4 Weighted average common shares outstanding - adjusted (millions)2 149.2 122.7 Adjusted earnings per share $ 0.07 $ 0.04

Adjusted Net Income and Adjusted EPS - YTD 26 Amounts (in millions) for the twelve months ended December 31, 2024 December 31, 2023 Net income - GAAP $ 42.4 $ 58.2 Loss on extinguishment of debt 1.4 — Investigation, restatement and related expense (8.7) 5.2 Amortization of acquisition-related intangible assets 3.0 — Disbanding of Regenerative Medicine (0.4) 6.4 Impairment of intangible assets 0.4 — Transaction-related expenses 0.6 — Strategic legal and regulatory expenses 2.8 — Reorganization expenses — 1.4 Adjustment for income taxes 1.1 (47.6) Adjusted net income $ 42.6 $ 23.6 Preferred stock dividends — (11.6) Adjusted net income available for common stockholders 42.6 11.9 Weighted average common shares outstanding - adjusted (millions) 149.0 118.5 Adjusted earnings per share $ 0.29 $ 0.10